EX-99.1


                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       AND PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-KSB of Greenhold Group, Inc. for the year ended December 31, 2003,
I, John Harris, President, Chief Executive Officer and Chief Financial Officer of Greenhold Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/  John Harris
                                 ------------------
                                 President, Chief Executive Officer and
                                 Chief Financial Officer